SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

RAINDANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1157 Century Drive
Louisville, CO 80027
(Address of principal executive offices and zip code)

(800) 878-7326
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Raindance Communications, Inc. (“Raindance”), dated July 23, 2003, announcing second quarter financial results for the quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure.

     This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished solely under “Item 12. Results Of Operations And Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

     On July 23, 2003, Raindance issued a press release announcing its financial results for its second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 12. Results of Operations and Financial Condition

     The information required under this Item 12 is being provided under Item 9 of this report as provided in SEC Release No. 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	RAINDANCE COMMUNICATIONS, INC.

	By:	/s/ Nicholas J. Cuccaro Nicholas J. Cuccaro Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 23, 2003 announcing second quarter financial results for the quarter ended June 30, 2003.